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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



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                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) - June 19, 1996


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                    LOCKHEED MARTIN TACTICAL SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)


       New York                        1-4238                     13-1718360
(State of other Jurisdiction    (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)


6801 Rockledge Drive, Bethesda, Maryland                     20817
(Address of principal executive offices)                   (Zip Code)


                                (301) 897-6000
             (Registrant's telephone number, including area code)


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                                Loral Corporation
            (Former name or address, if changed since last report)



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Item 5.   Other Events

     B.   Background

     On January 7, 1996, Lockheed Martin Corporation (the "Corporation") and its wholly owned subsidiary LAC Acquisition Corporation ("LAC"), entered into an Agreement and Plan of Merger (the "Loral Merger Agreement") with Loral Corporation ("Loral") pursuant to which LAC agreed to commence a tender offer to purchase all the issued and outstanding shares of Common Stock of Loral (together with the associated preferred stock purchase rights) for an aggregate consideration of $38 per share, net to the seller in cash, without interest (the "Tender Offer"). The Tender Offer was made as part of a series of transactions that resulted in (i) the distribution, to stockholders of Loral immediately prior to the consummation of the Tender Offer, of shares of capital stock of Loral Space & Communications, Ltd., and (ii) the acquisition by the Corporation of Loral's defense electronics and systems integration businesses. In accordance with the terms of the Tender Offer and the Loral Merger Agreement, on April 23, 1996, LAC purchased approximately 94.5% of the outstanding shares of Common Stock of Loral. Subsequent to the consummation of the Tender Officer, on April 29, 1996, in accordance with the terms of the Loral Merger Agreement, LAC merged with and into Loral and pursuant thereto each remaining share of Common Stock of Loral not owned by LAC was converted into the right to receive $38, each outstanding share of Common Stock of LAC was converted into shares of Common Stock of Loral, and Loral changed its name to Lockheed Martin Tactical Systems, Inc. ("Tactical Systems"). As a result of these transactions, Tactical Systems became a wholly owned subsidiary of the Corporation.

     Tactical Systems is filing this Current Report on Form 8-K in order to provide the consolidated financial statements of Loral Corporation and Subsidiaries -- Retained Business as of March 31, 1996 and 1995, and for each of the three years then ended, which are included as Exhibit 99(a) to this Current Report on Form 8-K. References in Exhibit 99(a) of this Current Report on Form 8-K to Loral Corporation and Subsidiaries -- Retained Business constitute references to Tactical Systems.

     B.   Exhibits

     Exhibit No.            Description
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        27                  Financial Data Schedule

        99(a) Audited Consolidated Financial Statements of Loral Corporation and Subsidiaries -- Retained Business as of


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                                        March 31, 1996 and 1995, and for each of
                                        the three years then ended.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LOCKHEED MARTIN TACTICAL SYSTEMS, INC.

                                        /s/ STEPHEN M. PIPER
                                            --------------------------
                                            Stephen M. Piper
                                            Vice President and
                                              Assistant Secretary


19 June 1996

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                               INDEX TO EXHIBITS


Exhibit No.            Description
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   27                  Financial Data Schedule

   99(a) Audited Consolidated Financial Statements of Loral Corporation and Subsidiaries -- Retained Business as of March 31, 1996 and 1995, and for each of the three years then ended.